EXHIBIT 10.1

Certification Required Under Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Celulosa Arauco y Constitución S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2002 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 27, 2003	/s/ Alejandro Pérez
	Name:	Alejandro Pérez
	Title:	Chief Executive Officer

Dated: June 27, 2003	/s/ Matías Domeyko
	Name:	Matías Domeyko
	Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Celulosa Arauco y Constitución S.A. and will be retained by Celulosa Arauco y Constitución S.A. and furnished to the Securities and Exchange Commission or its staff upon request.